Exhibit 99.2 Case 12-36187 Document 1471 Filed in TXSB on 02/20/13 Page 1 of 11

Case 12-36187 Document 1471 Filed in TXSB on 02/20/13 Page 2 of 11

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187

COMPARATIVE BALANCE SHEETS

ASSETS	FILING DATE 8/17/2012	MONTH 8/31/2012	MONTH 9/30/2012	MONTH 10/31/2012	MONTH 11/30/2012	MONTH [(1)] 12/31/2012	MONTH
CURRENT ASSETS							
Cash	$ 6,119,734	$ 47,144,872	$ 54,512,686	$ 39,600,277	$ 21,768,168	$ 27,461,947	
Restricted Cash	4,840,908	14,841,112	82,549,173	39,780,233	32,834,527	6,761,481	
Accounts Receivable, Net	48,962,845	48,202,892	51,860,095	49,641,379	43,065,163	44,230,795	
Accounts Receivable, Related Party	-	-	-	-	-	762,714	
Accounts Receivable, Affiliates	699,367,083	705,099,121	710,056,471	715,813,853	721,441,532	728,001,311	
Prepaid Expenses and Other Current Assets	18,938,661	19,533,602	14,207,138	11,902,075	15,435,513	13,558,411	
TOTAL CURRENT ASSETS	778,229,231	834,821,599	913,185,563	856,737,817	834,544,903	820,776,659	
Oil & Gas Properties	2,914,007,759	2,939,625,568	2,988,835,104	2,962,670,018	2,958,065,891	2,974,039,661	
Less Accumulated DD&A and Impairment	1,622,583,195	1,636,941,332	1,650,846,528	1,664,818,884	1,685,343,773	1,702,319,023	
OIL & GAS PROPERTIES, NET	1,291,424,564	1,302,684,236	1,337,988,576	1,297,851,134	1,272,722,118	1,271,720,638	
OTHER ASSETS							
1. Deferred Tax Assets	-	-	-	-	-	-	
2. Investments in Affiliates	892,154,554	888,614,697	869,098,552	864,632,911	860,285,519	854,658,147	
3. Deferred Financing Costs - net	2,075,258	2,171,506	1,970,434	1,836,314	1,756,502	1,690,150	
4. Furniture & Fixtures, net	482,093	463,201	440,959	418,736	396,666	374,663	
5. Other Non-current Receivable	12,269,065	12,273,726	12,278,238	12,282,902	12,287,418	12,292,086	
6. Non-current Restricted Cash	-	-	-	-	-	10,828,192	
TOTAL ASSETS	$ 2,976,634,765	$ 3,041,028,965	$ 3,134,962,322	$ 3,033,759,814	$ 2,981,993,126	$ 2,972,340,535	

MOR-2

Revised 07/01/98

(1) The amendments to the December 2012 MOR relate to certain bonus payments to ATP insiders that are in the process of being repaid to the estate, which repayment will be complete by April 2013. The effect of this change is recorded as a receivable - related party with a corresponding credit to December 2012 compensation expense.

CASE NAME: ATP Oil & Gas Corporation CASE NUMBER: 12-36187 COMPARATIVE BALANCE SHEETS LIABILITIES & OWNERS’ FILING DATE MONTH MONTH MONTH MONTH MONTH (4) MONTH EQUITY 8/17/2012 8/31/2012 9/30/2012 10/31/2012 11/30/2012 12/31/2012 LIABILITIES POST-PETITION LIABILITIES(MOR-4) $—$ 501,051,920 $ 631,908,259 $ 559,111,503 $ 573,175,745 $ 606,981,811 PRE-PETITION LIABILITIES Secured obligations 2,014,806,960 1,650,999,715 1,648,605,960 1,651,917,233 1,666,895,379 1,666,667,861 Priority unsecured obligations 11,287,816 11,287,816 10,759,598 10,759,598 10,759,598 10,759,598 Unsecured obligations 251,241,600 251,241,600 198,576,609 191,241,071 153,633,566 154,530,858 Other pre-petition obligations———TOTAL CLAIMABLE PRE-PETITION LIABILITIES 2,277,336,376 1,913,529,131 1,857,942,167 1,853,917,902 1,831,288,543 1,831,958,317 Asset Retirement Obligation (1) 149,468,228 150,114,665 149,970,805 151,553,115 150,540,263 150,639,591 Derivative Liability 1,962,381———Other obligations (2) 544,832,478 510,150,491 536,415,044 520,685,753 504,590,990 486,816,091 TOTAL LIABILITIES 2,973,599,463 3,074,846,207 3,176,236,275 3,085,268,273 3,059,595,541 3,076,395,810 OWNERS’ EQUITY (DEFICIT) PREFERRED STOCK 277,406,044 277,406,044 277,406,044 136,457,044 136,457,044 136,457,044 COMMON STOCK 52,660 52,660 52,660 73,288 73,288 73,288 TREASURY STOCK (911,729) (911,729) (911,729) (911,729) (911,729) (911,729) ADDITIONAL PAID-IN CAPITAL 536,339,243 536,976,475 537,384,047 678,615,495 678,990,045 678,096,005 8/1-8/17 TRANSLATION ADJUSTMENT (3) 1,363,677———RETAINED EARNINGS: Filing Date (811,214,593) (811,214,593) (811,214,593) (811,214,593) (811,214,593) (811,214,593) RETAINED EARNINGS: Post Filing Date—(32,699,588) (37,323,566) (43,748,848) (65,899,091) (85,830,539) Equity in earnings of ATPIP and ATP Titan: Post Filing Date—(3,426,511) (6,666,816) (10,779,116) (15,097,379) (20,724,751) TOTAL OWNERS’ EQUITY (DEFICIT) 3,035,302 (33,817,242) (41,273,953) (51,508,459) (77,602,415) (104,055,275) TOTAL LIABILITIES & OWNERS’ EQUITY $ 2,976,634,765 $ 3,041,028,965 $ 3,134,962,322 $ 3,033,759,814 $ 2,981,993,126 $ 2,972,340,535 MOR-3 Revised 07/01/98 (1) (2) (3) (4) ARO represents GAAP present value estimate of future cash flows. ARO is subject to certain potential bonding requirements, some of which have not been determined as of the date of this filing. Other obligations include term NPI and ORRI interests which are accounted for as obligations under GAAP because they are granted on proved properties where production is reasonably assured. Amounts associated with these other obligations are not payable until production occurs. Our August 17 through August 31, 2012 income was estimated using an allocation of 15/31 days for certain line items. Our balance sheet line items represent the August 17 balances when possible; otherwise amounts presented represent July 31 balances. Because of this, an equity translation adjustment is required. The amendments to the December 2012 MOR relate to certain bonus payments to ATP insiders that are in the process of being repaid to the estate, which repayment will be complete by April 2013. The effect of this change is recorded as a receivable—related party with a corresponding credit to December 2012 compensation expense. Case 12-36187 Document 1471 Filed in TXSB on 02/20/13 Page 3 of 11

Case 12-36187 Document 1471 Filed in TXSB on 02/20/13 Page 4 of 11

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187

SCHEDULE OF POST-PETITION LIABILITIES

	MONTH 8/31/2012	MONTH 9/30/2012	MONTH 10/31/2012	MONTH 11/30/2012	MONTH 12/31/2012	MONTH
TRADE ACCOUNTS PAYABLE (MOR-5)	$ 11,682,314	$ 9,262,572	$ 4,618,385	$ 14,180,863	$ 15,322,843	
ACCOUNTS PAYABLE - AFFILIATES	-	5,762,204	5,766,203	5,764,704	2,357,704	
TAX PAYABLE						
Federal Payroll Taxes	-	-	-	-	-	
State Payroll Taxes	-	-	-	-	-	
Ad Valorem Taxes	-	-	-	-	-	
Other Taxes	-	-	-	-	-	
TOTAL TAXES PAYABLE	-	-	-	-	-	
SECURED DEBT POST-PETITION	414,344,609	524,877,029	525,532,714	528,769,960	560,562,828	
ACCRUED INTEREST PAYABLE	583,204	4,625,503	4,852,269	5,000,980	3,332,769	
ACCRUED PROFESSIONAL FEES*	746,512	440,553	715,540	-	2,338,073	
OTHER ACCRUED LIABILITIES						
1. Payroll accruals	-	-	-	-	-	
2. Other accruals	55,145,058	77,503,779	10,701,453	12,937,793	17,103,704	
3. Other payables	18,550,223	9,436,619	6,924,939	6,521,445	5,963,890	
TOTAL POST-PETITION LIABILITIES (MOR-3)	$ 501,051,920	$ 631,908,259	$ 559,111,503	$ 573,175,745	$ 606,981,811	

***Payment requires Court Approval**

MOR-4

Revised 07/01/98

Case 12-36187 Document 1471 Filed in TXSB on 02/20/13 Page 5 of 11

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187

AGING OF POST-PETITION LIABILITIES
MONTH 12/31/2012

DAYS	TOTAL	TRADE ACCOUNTS	FEDERAL TAXES	STATE TAXES	AD VALOREM, OTHER TAXES	
0-30	$ 15,143,819	$ 15,143,819	$ -	$ -	$ -	
31-60	2,218	2,218	-	-	-	
61-90	206,647	206,647	-	-	-	
91+	(29,841)	(29,841)	-	-	-	
TOTAL	$ 15,322,843	$ 15,322,843	$ -	$ -	$ -	

AGING OF ACCOUNTS RECEIVABLE

DAYS	TOTAL	Revenue	Joint Interest [1]	Other [2]		
0-30 DAYS	$ 36,653,573	$ 33,965,019	$ 2,688,554	$ -		
31-60 DAYS	-	-	-	-		
61-90 DAYS	361,944	(109)	362,053	-		
91+ DAYS	6,925,955	(32,297)	6,067,166	891,086		
TOTAL	$ 43,941,472	$ 33,932,613	$ 9,117,773	$ 891,086		

MOR-5 *Revised 07/01/98*

(1) 91+ day balance includes $2,013,375 of amounts being withheld over WI% dispute and $415,789 of amounts regarding Black Elk/Nippon lawsuit

(2) 91+ day balance includes $793,841 due from Israel Tax Authority for VAT taxes and other East Med receivables

Case 12-36187 Document 1471 Filed in TXSB on 02/20/13 Page 6 of 11

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187

STATEMENT OF INCOME (LOSS)

	MONTH 8/17/12 to 8/31/12	MONTH 9/30/2012	MONTH 10/31/2012	MONTH 11/30/2012	MONTH[(1)] 12/31/2012	MONTH	FILING TO DATE
REVENUES (MOR-1)	$ 17,962,067	$ 37,184,014	$ 36,306,806	$ 31,765,591	$ 32,224,068		$ 155,442,546
							-
GROSS PROFIT	17,962,067	37,184,014	36,306,806	31,765,591	32,224,068		155,442,546
OPERATING EXPENSES:							
Lease Operating Expenses	3,596,446	7,405,660	7,072,186	8,386,269	8,814,772		35,275,333
Processing fees, related party	3,456,290	6,590,000	6,643,000	6,590,000	6,643,000		29,922,290
Depreciation, depletion and amortization	6,958,244	13,927,439	13,994,578	20,546,958	15,875,072		71,302,291
Impairment of oil and gas properties	-	-	-	-	1,122,182		1,122,182
Accretion	508,076	1,059,370	1,032,207	1,000,518	1,009,476		4,609,647
Abandonment(Gain)/Loss	32,108	130,910	-	-	(4,564)		158,454
Compensation Expense	778,853	1,165,292	1,359,794	1,265,270	821,145		5,390,354
Professional Fees	882,462	(35,889)	967,109	341,154	1,156,098		3,310,934
Other General & Administrative	131,419	76,284	224,881	(50,919)	(23,259)		358,406
TOTAL OPERATING EXPENSES	16,343,898	30,319,066	31,293,755	38,079,250	35,413,922		151,449,891
INCOME (LOSS) FROM OPERATIONS (MOR-1)	1,618,169	6,864,948	5,013,051	(6,313,659)	(3,189,854)		3,992,655
INTEREST INCOME	2,033,953	4,504,888	4,860,557	4,818,186	5,135,175		21,352,759
INTEREST (EXPENSE), NET	(2,191,113)	(13,303,416)	(15,464,387)	(16,457,399)	(15,503,937)		(62,920,252)
DERIVATIVES GAIN/(LOSS)	-	(30,879)	(972)	4,387	(49,716)		(77,180)
DEBT EXTINGUISHMENT GAIN/(LOSS)	(6,937,100)	-	-	-	-		(6,937,100)
TOTAL INT, DER.& OTHER ITEMS	(7,094,260)	(8,829,407)	(10,604,802)	(11,634,826)	(10,418,478)		(48,581,773)
NET INCOME (LOSS) BEFORE REORGANIZATION EXPENSES	(5,476,091)	(1,964,459)	(5,591,751)	(17,948,485)	(13,608,332)		(44,589,118)
REORGANIZATION (EXPENSES):							
US Trustee fees	(30,000)	-	(30,000)	-	-		(60,000)
Professional fees	(1,037,305)	(2,659,519)	(803,531)	(4,201,758)	(6,323,116)		(15,025,229)
Debt valuation adjustments	-	-	-	-	-		-
Claims adjustments	(26,156,192)	-	-	-	-		(26,156,192)
Interest income	-	-	-	-	-		-
REORGANIZATION EXPENSES, NET:	(27,223,497)	(2,659,519)	(833,531)	(4,201,758)	(6,323,116)		(41,241,421)
NET INCOME (LOSS) (MOR-1)	$ (32,699,588)	$ (4,623,978)	$ (6,425,282)	$ (22,150,243)	$ (19,931,448)		$ (85,830,539)

Accrual Accounting Required, Otherwise Footnote with Explanation.

MOR-6

Revised 07/01/98

(1) The amendments to the December 2012 MOR relate to certain bonus payments to ATP insiders that are in the process of being repaid to the estate, which repayment will be complete by April 2013. The effect of this change is recorded as a receivable - related party with a corresponding credit to December 2012 compensation expense.

Case 12-36187 Document 1471 Filed in TXSB on 02/20/13 Page 7 of 11

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187

CASH RECEIPTS AND DISBURSEMENTS	MONTH 8/17/12 to 8/31/12	MONTH 9/30/2012	MONTH 10/31/2012	MONTH 11/30/2012	MONTH 12/31/2012	MONTH	FILING TO DATE
1. CASH-BEGINNING OF MONTH	$ 6,119,734	$ 47,144,872	$ 54,512,686	$ 39,600,277	$ 21,768,168		$ 6,119,734
RECEIPTS:							
1. COLLECTION OF NET REVENUE ACCOUNTS RECEIVABLE	21,003,439	34,319,343	29,583,979	31,906,235	30,003,561		146,816,557
2. COLLECTION OF JOINT INTEREST ACCOUNTS RECEIVABLE	-	681,206	383,486	75,705	422,632		1,563,029
3. OTHER OPERATING RECEIPTS (MOR-7B)	-	310,803	115,223	653,805	96,689		1,176,520
4. FINANCING RECEIPTS (MOR-7B)	406,338,823	40,091,939	42,508,352	6,946,412	54,258,956		550,144,482
TOTAL RECEIPTS**	427,342,262	75,403,291	72,591,040	39,582,157	84,781,838		699,700,588
(Withdrawal) Contribution by Individual Debtor MFR-2*							
DISBURSEMENTS:							
5. TERM-LIMITED ORRI	940,089	2,991,609	1,766,390	3,838,613	3,112,889		12,649,590
6. TERM-LIMITED NPI	-	12,645,837	21,087,710	16,535,724	18,117,033		68,386,304
7. DERIVATIVE SETTLEMENTS PAID (RECEIVED)	2,141,118	30,879	90,352	(4,387)	49,716		2,307,678
8. LEASE OPERATING COSTS	-	1,702,508	10,662,317	3,560,882	8,849,102		24,774,809
9. GOMEZ PIPELINE OBLIGATION	830,833	877,160	1,026,951	898,828	-		3,633,772
10. TITAN FEE	5,500,000	10,000,000	5,000,000	5,000,000	10,000,000		35,500,000
11. ATPIP FEES	1,571,182	1,571,682	1,518,682	1,571,682	(71,318)		6,161,910
12. GENERAL & ADMINISTRATIVE (MOR-7B)	437,500	2,264,864	2,129,975	1,650,573	3,681,736		10,164,648
13. OTHER OPERATING DISBURSEMENTS (MOR-7B)	-	-	-	-	-		-
TOTAL DISBURSEMENTS FROM OPERATIONS	11,420,722	32,084,539	43,282,377	33,051,915	43,739,158		163,578,711
14. CAPEX CASH DISBURSMENTS (MOR-7B)	-	34,933,676	38,100,489	14,214,751	24,455,908		111,704,824
15. BANKRUPTCY & PROFESSIONAL FEES (MOR-9A)	620,479	572,818	1,311,798	5,432,032	4,019,279		11,956,406
16. FINANCING PAYMENTS - PRINCIPAL AND INTEREST (MOR-7B)	374,275,923	444,444	4,808,785	4,715,568	6,873,714		391,118,434
TOTAL DISBURSEMENTS**	386,317,124	68,035,477	87,503,449	57,414,266	79,088,059		678,358,375
17. NET CASH FLOW	41,025,138	7,367,814	(14,912,409)	(17,832,109)	5,693,779		21,342,213
18. CASH - END OF MONTH (MOR-2)	$ 47,144,872	$ 54,512,686	$ 39,600,277	$ 21,768,168	$ 27,461,947		$ 27,461,947

* Applies to Individual debtors only

**Numbers for the current month should balance (match)
RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

MOR-7A

Revised 07/01/98

Case 12-36187 Document 1471 Filed in TXSB on 02/20/13 Page 8 of 11

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187

CASH RECEIPTS AND DISBURSEMENTS DETAIL	MONTH 8/17/12 to 8/31/12	MONTH 9/30/2012	MONTH 10/31/2012	MONTH 11/30/2012	MONTH 12/31/2012	MONTH	FILING TO DATE
OTHER OPERATING RECEIPTS (Line 3)							
Miscellaneous	$ -	$ 310,803	$ 115,223	$ 653,805	$ 96,689		$ 1,176,520
GENERAL & ADMINISTRATIVE (Line 12)							
Compensation	352,523	1,235,511	1,008,815	907,731	2,723,959		6,228,539
Rent	-	55,812	110,518	-	3,419		169,749
Office and general costs	-	89,235	82,965	11,151	13,253		196,604
Travel related	-	26,191	20,791	10,447	12,346		69,775
D&O	82,413	81,233	97,420	20,502	20,000		301,568
Other costs	2,564	776,882	809,466	700,742	908,759		3,198,413
GENERAL & ADMINISTRATIVE TOTAL	437,500	2,264,864	2,129,975	1,650,573	3,681,736		10,164,648
OTHER OPERATING DISBURSEMENTS (Line 13)	-	-	-	-	-		-
CAPEX CASH DISBURSMENTS (Line 14)							
Maintenance/Other	-	-	27,985	-	346,243		374,228
Clipper project	-	34,933,676	37,895,335	13,391,177	10,981,074		97,201,262
Gomez #9 project	-	-	-	-	-		-
Plugging and abandonment of oil and gas properties	-	-	177,169	823,574	13,128,591		14,129,334
CAPEX CASH DISBURSMENTS TOTAL	-	34,933,676	38,100,489	14,214,751	24,455,908		111,704,824
FINANCING PAYMENTS - PRINCIPAL AND INTEREST (Line 16)							
1st lien principal and interest	367,338,823	-	-	-	-		367,338,823
New facility principal and interest	6,937,100	444,444	4,808,785	4,715,568	6,873,714		23,779,611
FINANCING PAYMENTS - PRINCIPAL AND INTEREST TOTAL	374,275,923	444,444	4,808,785	4,715,568	6,873,714		391,118,434
FINANCING RECEIPTS (Line 4)							
New facility proceeds	$ 406,338,823	$ 40,091,939	$ 42,508,352	$ 6,946,412	$ 54,258,956		$ 550,144,482

MOR-7B

Case 12-36187 Document 1471 Filed in TXSB on 02/20/13 Page 9 of 11

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187

CASH ACCOUNT RECONCILIATION
MONTH OF 12/31/2012

BANK NAME	JPMorgan Chase	JPMorgan Chase	JPMorgan Chase	JPMorgan Chase	JPMorgan Chase	Green Bank	
ACCOUNT NUMBER	113334321	1000027441	6300050955	58902066488	113400841	3300247239	
ACCOUNT TYPE	*Operating*	*Deposit*	*Controlled Disbursement*	*Cafeteria Plan*	*Other*	*Payroll*	*TOTAL*
BANK BALANCE	$ 29,562,450	$ -	$ -	$ 24,100	$ -	$ 325,138	$ 29,911,688
DEPOSITS IN TRANSIT	-	-	-	-	-	-	-
OUTSTANDING CHECKS	-	-	2,449,741	-	-	-	2,449,741
ADJUSTED BANK BALANCE	$ 29,562,450	$ -	$ (2,449,741)	$ 24,100	$ -	$ 325,138	$ 27,461,947
BEGINNING CASH - PER BOOKS	$ 27,267,821	$ -	$ (5,785,405)	$ 27,655	$ -	$ 258,097	$ 21,768,168
RECEIPTS*	81,202,110	3,579,728	-	-	-	-	84,781,838
TRANSFERS BETWEEN ACCOUNTS	(17,112,640)	(3,579,728)	17,901,368	-	-	2,791,000	-
(WITHDRAWAL) OR CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2	-	-	-	-	-	-	-
CHECKS/OTHER DISBURSEMENTS*	61,794,840	-	14,565,705	3,555	-	2,723,959	79,088,059
ENDING CASH - PER BOOKS	$ 29,562,451	$ -	$ (2,449,742)	$ 24,100	$ -	$ 325,138	$ 27,461,947

MOR-8

*Numbers should balance (match) TOTAL RECEIPTS and TOTAL DISBURSEMENTS lines on MOR-7A

Revised 07/01/98

Case 12-36187 Document 1471 Filed in TXSB on 02/20/13 Page 10 of 11

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

INSIDERS: NAME/COMP TYPE	MONTH 8/17/12 to 8/31/12	MONTH 9/30/2012	MONTH 10/31/2012	MONTH 11/30/2012	MONTH (1) 12/31/2012	MONTH
1 T. Paul Bulmahn (salary)	$ 17,767	$ 36,197	$ 36,798	$ 36,798	$ 36,798	
2 Leland E. Tate (salary)	14,634	29,267	29,267	29,267	29,267	
3 Leland E. Tate (bonus)	-	-	-	-	202,263	
4 Albert L. Reese Jr. (salary)	11,577	23,154	24,863	24,863	24,863	
5 Albert L. Reese Jr. (bonus)	-	-	-	-	194,172	
6 George R. Morris (salary)	11,848	23,741	25,554	25,554	25,554	
7 George R. Morris (bonus)	-	-	-	-	183,875	
8 John E. Tschirhart (salary)	8,731	17,463	18,455	18,455	9,227	
9 Keith R. Godwin (salary)	11,302	22,604	24,257	24,257	24,257	
10 Keith R. Godwin (salary)	-	-	-	-	182,404	
TOTAL INSIDERS (MOR-1)	$ 75,859	$ 152,426	$ 159,194	$ 159,194	$ 912,680	

PROFESSIONALS	MONTH 8/17/12 to 8/31/12	MONTH 9/30/2012	MONTH 10/31/2012	MONTH 11/30/2012	MONTH 12/31/2012	MONTH
Debtor Professionals (MOR-9B)	$ -	$ -	$ -	$ 4,169,875	$ 1,893,728	
DIP Lender Professionals (MOR-9B)	620,479	572,818	1,281,798	1,262,157	428,722	
Committee Professionals (MOR-9B)	-	-	-	-	1,696,829	
US Trustee (MOR-9B)	-	-	30,000	-	-	
TOTAL PROFESSIONALS (MOR-1)	$ 620,479	$ 572,818	$ 1,311,798	$ 5,432,032	$ 4,019,279	

(1) ATP made certain bonus payments to ATP insiders that are in the process of being repaid to the estate, which repayment will be complete by April 2013.

MOR-9A Revised 07/01/98

Case 12-36187 Document 1471 Filed in TXSB on 02/20/13 Page 11 of 11

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187

PAYMENTS TO PROFESSIONALS

PROFESSIONALS	MONTH 8/17/12 to 8/31/12	MONTH 9/30/2012	MONTH 10/31/2012	MONTH 11/30/2012	MONTH 12/31/2012	MONTH
DEBTOR PROFESSIONALS						
Debtor Legal Advisors						
1 Mayer Brown, LLP	$ -	$ -	$ -	$ 2,084,621	$ 1,130,702	
2 Munsch, Hardt, Kopf & Harr, PC	-	-	-	10,668	43,102	
Debtor Financial Advisors						
3 Jefferies & Company, Inc.	-	-	-	1,093,148	148,457	
4 Opportune, LLP	-	-	-	534,924	471,467	
Debtor Other						
5 Kurtzman Carson Consultants, LLC	-	-	-	446,514	-	
6 Blackhill Advisors, LP	-	-	-	-	100,000	
TOTAL DEBTOR PROFESSIONALS (MOR-9A):	-	-	-	4,169,875	1,893,728	
DIP LENDER PROFESSIONALS						
DIP Legal Advisors						
7 Bingham McCutchen LLP	620,479	-	429,209	669,528	-	
8 Cravath, Swaine & Moore LLP	-	572,818	-	-	-	
9 Winstead PC	-	-	317,303	304,440	-	
10 Haynes and Boone, LLP	-	-	-	-	215,069	
DIP Financial Advisors						
11 Houlihan Lokey	-	-	535,286	164,133	152,036	
DIP Other						
12 Netherland Sewell & Associates, Inc.	-	-	-	40,540	61,617	
13 Arthur C. Leblanc, Jr	-	-	-	83,516	-	
TOTAL DIP PROFESSIONALS (MOR-9A):	620,479	572,818	1,281,798	1,262,157	428,722	
COMMITTEE PROFESSIONALS						
Committee Legal Advisors						
14 Milbank, Tweed, Hadley & McCloy, LLP	-	-	-	-	1,514,418	
15 Porter Hedges, LLP	-	-	-	-	182,411	
TOTAL COMMITTEE PROFESSIONALS (MOR-9A):	-	-	-	-	1,696,829	
16 US Trustee Payment Center (MOR-9A)	$ -	$ -	$ 30,000	$ -	$ -	

MOR-9B

Revised 07/01/98